UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 19, 2010

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

On July 22, 2010, MainSource Financial Group, Inc. (the “Company”) issued a press release announcing certain financial results for its second quarter ended June 30, 2010.  The press release is furnished with this report as Exhibit 99.1.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2010, the Board of Directors of the Company approved an amendment to Section 3.3 of the Company’s By-laws to conform to the provisions of Ind. Code § 23-1-33-8.  The revised section reads as follows:

3.3  REMOVAL AND RESIGNATIONS. Subject to the rights of the holders of any series of Preferred Shares then outstanding, at a meeting of shareholders called expressly for the purpose of removing one or more directors, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors. Additionally, any director may be removed, with or without cause, by a vote of the Board of Directors.  Whenever any voting group is entitled to elect one or more directors by the provisions of the Articles of Incorporation, only the shareholders of that voting group may participate in the vote to remove that director. Any member of the Board of Directors may resign from the Board of Directors at any time by giving written notice to the Chairman of the Board or Secretary of the Corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

The description of the foregoing amendment to the By-laws is qualified in its entirety by reference to the full text of the By-laws, as approved by the Board of Directors on July 19, 2010, a copy of which is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1                               Amended and Restated Bylaws of MainSource Financial Group, Inc. (as adopted by the Board of Directors of the Company on July 19, 2010).

99.1                        Press Release of MainSource Financial Group, Inc. dated July 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 22, 2010

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of MainSource Financial Group, Inc. (as adopted by the Board of Directors of the Company on July 19, 2010).

99.1	Press Release of MainSource Financial Group, Inc. dated July 22, 2010.